UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 19, 2020

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland	D02 TY74
(Address of principal executive offices)	(Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of New Director.

On June 19, 2020, the Board of Directors of Perrigo Company plc (the “Company” or “Perrigo”) appointed Katherine C. Doyle to serve as a director of the Company and a member of its Audit Committee, to be effective July 29, 2020.

From 2016 to 2019, Ms. Doyle served as the Chief Executive Officer of Swanson Health Products, Inc., an e-commerce health and wellness self-care company. Prior to that, Ms. Doyle was an independent consultant to direct-to-consumer wellness businesses from 2014 to 2016. Ms. Doyle previously worked at Abbott Laboratories in various executive leadership roles from 2011 to 2014, including President of the Abbott Nutrition Product Division and, before that, Vice President and General Manager of Pediatric Nutrition. Prior to 2011, Ms. Doyle gained more than 20 years of experience at McKinsey & Company, Inc., including 10 years as Principal, working in the consumer packaged goods, consumer healthcare and retail sectors across Europe, Asia, Latin America and Africa. She currently serves as a director of AholdDelhaize, a global omnichannel grocery retailer, where she is the Chair of the Sustainability and Innovation Committee and serves on the Audit Committee. Previously, she served on the board of Bemis Company, Inc., a former publicly traded global packaging company, where she served on its Audit and Nomination and Governance Committees.

Murray S. Kessler, President and CEO of Perrigo, said: “We are delighted to welcome Katie to Perrigo’s Board of Directors and Audit Committee. Her impressive executive leadership experience, together with her consumer products background and experience with e-commerce and retail, will add significant value to Perrigo.”

There are no arrangements or understandings between Ms. Doyle and any other person pursuant to which she was selected as a director of the Company. For her service on the Board, Ms. Doyle will be entitled to receive compensation provided to non-employee directors as approved by the Board and described in the Company’s proxy statement filed on March 27, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

PERRIGO COMPANY PLC

	By:	/s/ Todd W. Kingma
Dated: June 24, 2020		Todd W. Kingma
Executive Vice President, General Counsel and Secretary